EXECUTION VERSION REGISTRATION RIGHTS AGREEMENT THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of December 2, 2019 by and between FEDNAT HOLDING COMPANY, a Florida corporation (the “Company”), and 1347 PROPERTY INSURANCE HOLDINGS, INC., a Delaware corporation (“Parent”). This Agreement is made pursuant to the Equity Purchase Agreement dated as of February 25, 2019 by and between the Company, Parent, Maison Managers, Inc., a Delaware corporation, Maison Insurance Company, a Louisiana corporation, and ClaimCor, LLC, a Florida limited liability company (the “Purchase Agreement”). NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Parent agree as follows: 1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings: “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. “Business Day” means a day other than a Saturday or Sunday or other day on which banks located in New York City are authorized or required by law to close. “Closing Date” has the meaning set forth in the Purchase Agreement. “Commission” means the United States Securities and Exchange Commission. “Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such shares of voting common stock may hereinafter be reclassified. “Effective Date” means the date that the Registration Statement filed pursuant to Section 2 is first declared effective by the Commission. “Effectiveness Deadline” means, with respect to a Registration Statement, the earlier of: (i) the seventy-fifth (75th) day following the Closing Date or (ii) the second (2nd) Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business. -1- 4820-4192-4233.3

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein. “Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading. “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened. “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus. “Registrable Securities” means all of the Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares, provided that Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); (B) becoming eligible for sale without time, volume or manner of sale restrictions by Parent under Rule 144 and without current public information pursuant to Rule 144(c)(1); (C) if such Shares have ceased to be outstanding; and (D) the date a Registration Statement becomes effective including such Shares and all such Shares have been disposed by Parent in accordance with such effective Registration Statement. For the avoidance of doubt, the fact that the Registrable Securities may at times cease to be Registrable Securities does not prevent them from again becoming Registrable Securities in the future. “Registration Statements” means any one or more registration statements of the Company required to be filed pursuant to this Agreement under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements. “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule thereto. -2-

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule thereto. “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any successor rule thereto. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Shares” means the shares of Common Stock issued to the Parent pursuant to the Purchase Agreement. “Trading Day” means a day on which the Common Stock is listed or quoted and traded on its Principal Market. “Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question. 2. Registration Request. The Company shall file with the Commission as soon as reasonably practicable after the Closing Date, but in any event no later than fifteen (15) Business Days after the Closing Date, a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1 or on another appropriate form in accordance herewith and the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, that the Company shall use its best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission). The Company shall use its best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable following the filing thereof, but in any event no later than the Effectiveness Deadline, and shall use its best efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by Parent or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by Parent (A) without volume or manner of sale restrictions under Rule 144 and (B) without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (such period of time, the “Effectiveness Period”). The Company shall request effectiveness of any such Registration Statement as of 5:00 p.m., New York City time, on a Trading Day. The Company shall promptly notify Parent via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement on the same Trading Day that the Company confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m., New York City time, on the Trading Day after the effective -3-

date of such Registration Statement, file a final Prospectus for a Registration Statement with the Commission, as required by Rule 424(b). 3. Piggyback Registration. (a) Without prejudice to the rights of Parent under Section 4(o), if at any time when any Registrable Securities are outstanding, there is not an effective Registration Statement covering all of the Registrable Securities and the Company intends to file a Registration Statement covering a primary or secondary offering of any of its equity securities, whether or not the sale for its own account, which is not a registration solely to implement an employee benefit plan pursuant to a registration statement on Form S-8 (or successor form), a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable, the Company will promptly (and in any event at least fifteen (15) Business Days before the anticipated filing date) give written notice to Parent of its intention to effect such a registration (which notice shall state the intended method of disposition of such Registrable Securities, the number of securities proposed to be registered, the proposed managing underwriter(s) (if any, and if known) and a good faith estimate by the Company of the proposed minimum offering price of such equity securities). The Company will effect the registration under the Securities Act of all Registrable Securities that Parent requests be included in such registration (a “Piggyback Registration”) by a written notice delivered to the Company within five (5) Business Days after the notice given by the Company in the preceding sentence. Subject to Section 3(b), securities requested to be included in a Company registration pursuant to this Section 3 shall be included by the Company on the same form of Registration Statement as has been selected by the Company for the securities the Company is registering for sale referred to above. Parent shall be permitted to withdraw all or part of the Registrable Securities from the Piggyback Registration at any time at least five (5) Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. If the Company elects to terminate any registration filed under this Section 3 prior to the effectiveness of such registration, the Company will have no obligation to register the securities sought to be included by Parent in such registration under this Section 3. There shall be no limit to the number of Piggyback Registrations pursuant to this Section 3(a). (b) If a Registration Statement under this Section 3 relates to an underwritten offering and the managing underwriter(s) advise(s) the Company that in its or their reasonable opinion the number of securities requested to be included in such offering exceeds the number that can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or Prospectus only such number of securities that in the reasonable opinion of such underwriter(s) can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, the Common Stock and other securities the Company proposes to sell, (ii) second, the Registrable Securities of Parent to the extent that Parent has requested inclusion of Registrable Securities pursuant to this Section 3, and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement. The Company shall select the investment banking firm or firms to act as the lead underwriter or underwriters in connection with an underwritten offering made pursuant to this Section 3. Parent may not -4-

participate in any underwritten registration under this Section 3 unless Parent (i) agrees to sell the Registrable Securities it desires to have covered by the underwritten offering on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required, in customary form, under the terms of such underwriting arrangements. 4. Registration Procedures. In connection with the Company’s registration obligations hereunder: (a) the Company shall, not less than three (3) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (and, promptly upon request of Parent, copies of documents to be incorporated or deemed to be incorporated by reference into such Registration Statement, Prospectus or amendment or supplement thereto), (i) furnish to one counsel designated by Parent (“Parent’s Counsel”), copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the reasonable review of Parent’s Counsel, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Parent’s Counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided that all such documents provided prior to filing, and the information contained therein, shall be confidential and may not be disclosed to any third party, nor shall Parent undertake any transactions in the Common Stock after receiving such documents but prior to the filing of such documents. The Company shall not (i) file any Registration Statement, or any such Prospectus, or amendment or supplement thereto containing information to which Parent’s Counsel reasonably objects in good faith and (ii) submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Parent, which consent shall not be unreasonably withheld, or delayed or conditioned, provided, that, the Company is notified of such objection in writing no later than two (2) Trading Days after Parent has been so furnished copies of a Registration Statement or any related Prospectus or amendments or supplements thereto. (b) (i) the Company shall prepare and file with the Commission such amendments, including post-effective amendments and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during a Grace Period (as defined below)); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during a Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide Parent’s Counsel true and complete copies of all correspondence from and to the Commission relating to such Registration Statement (provided, that the Company shall excise any information contained therein which would constitute material non-public information); and (iv) the Company shall comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities -5-

covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by Parent as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, that Parent shall be responsible for the delivery of the Prospectus to the Persons to whom Parent sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and Parent agrees to dispose of Registrable Securities in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 4(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.. (c) the Company shall notify Parent (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made, if applicable) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed with the Commission; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, that any and all of such information shall remain confidential to Parent until such information otherwise becomes -6-

public, unless disclosure to Parent is required by law or judicial process; provided, further, that notwithstanding any Parent’s agreement to keep such information confidential, the Company and Parent make no acknowledgement that any such information is material, non-public information. (d) Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company. The Company shall be entitled to exercise its right under this Section 4(d) to suspend the availability of a Registration Statement and Prospectus for a period or periods (each, a “Grace Period”) not to exceed sixty (60) calendar days (which need not be consecutive days) in any twelve (12)-month period and any such Grace Period shall not exceed an aggregate of thirty (30) consecutive days and the first day of any such period must be at least five (5) days after the last day of any such prior Grace Period. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Parent receives the notice referred to in Section 4(c)(ii) through (vi) and shall end on and include the later of the date Parent receives the notice referred to in this Section 4(d) and the date referred to in such notice. During the Grace Period, the Company shall not be required to maintain the effectiveness of any Registration Statement filed hereunder and, in any event, Parent shall suspend sales of Registrable Securities pursuant to such Registration Statements during the pendency of the Grace Period; provided, the Company shall promptly and in compliance Sections 4(c) and (d) (i) notify Parent in writing of the existence of material non-public information giving rise to a Grace Period or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use its best efforts to terminate a Grace Period as promptly as reasonably practicable provided that such termination is, in the good faith judgment of the Company, in the best interest of the Company, and to ensure that the use of the Prospectus may be resumed as promptly as is practicable, and (iii) notify Parent in writing of the date on which the Grace Period ends. Notwithstanding anything to the contrary, the Company shall cause the Company’s transfer agent to deliver unlegended Shares to a transferee of Parent in connection with any sale of Registrable Securities with respect to which Parent has entered into a contract for sale prior to Parent’s receipt of the notice of a Grace Period and for which Parent has not yet settled. (e) the Company shall use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable. (f) the Company shall furnish to Parent, without charge, at least one (1) conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by Parent (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission's EDGAR or successor system. -7-

(g) the Company agrees to promptly deliver to Parent, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by Parent in connection with the offering and sale of Registrable Securities covered by such Prospectus and any amendment or supplement thereto. (h) the Company shall, prior to any resale of Registrable Securities by Parent, use its best efforts to register or qualify or cooperate with Parent in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by Parent under the securities or Blue Sky laws of such jurisdictions within the United States as Parent reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any general tax in any such jurisdiction where it is not then so subject or file a consent to service of process in any such jurisdiction. (i) the Company shall reasonably cooperate with Parent to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted under applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as Parent may reasonably request. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the Company’s transfer agent to Parent by crediting the account of Parent’s prime broker with the Depositary Trust Company, if and as directed by Parent. (j) the Company shall following the occurrence of any event contemplated by Sections 4(c)(ii)-(vi), as promptly as reasonably practicable, as applicable: (i) use its best efforts to prevent the issuance of any stop order or obtain its withdrawal at the earliest possible moment if the stop order have been issued, or (ii) taking into account the Company's good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading. (k) the Company may require Parent to furnish to the Company a certified statement as to (i) the number of securities of the Company beneficially owned by Parent and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock, and (iv) any other -8-

information as may be requested by the Commission, FINRA, any state securities commission or any other government or regulatory body with jurisdiction over the Company or its activities. The Company shall reasonably cooperate with any broker-dealer through which Parent proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department, as requested by Parent. (l) if requested by Parent’s Counsel, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees (upon advice of counsel) is required to be included therein and (ii) make all required filings of such Prospectus supplement or such post- effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment. (m) the Company shall use best efforts to cause all Registrable Securities to be listed on each Trading Market on which securities of the same series or class issued by the Company are then listed, or if no such similar securities are then listed, on a Trading Market selected by the Company. (n) the Company may require Parent to furnish to the Company in writing such information required under the Securities Act in connection with such registration regarding Parent and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing. (o) the Company shall not file any other registration statements until, or grant registration rights to any Person that can be exercised prior to, the date that all Shares either are registered pursuant to a Registration Statement that is declared effective by the Commission and is effective or may be sold without any restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1); provided, that this Section 4(o) shall not prohibit the Company from filing amendments (pre-effective and post-effective) to, or conducting offerings pursuant to, registration statements filed prior to the date of this Agreement; and provided, further, that no such amendment shall increase the number of securities registered on a registration statement. (p) in no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of Parent. (q) the Company shall comply with all applicable rules and regulations of the Commission in connection with its obligations under this Agreement. (r) the Company shall hold in confidence and not make any disclosure of information concerning Parent provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non- appealable order from a court or governmental body of competent jurisdiction, or (iv) such -9-

information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning Parent is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to Parent and allow Parent, at Parent’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information. (s) the Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other U.S. state securities regulators as may be necessary to consummate the disposition of such Registrable Securities. (t) unless required by applicable law, neither the Company nor any subsidiary or Affiliate thereof shall identify Parent as an underwriter in any public disclosure or filing with the Commission or any Trading Market. (u) within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to Parent and Parent’s Counsel) confirmation in writing that such Registration Statement has been declared effective by the Commission. 5. Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions, stock transfer taxes and fees of Parent’s Counsel) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence that are the Company's responsibility shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by Parent) and (C) if not previously paid by the Company in connection with an issuer filing, with respect to any filing that may be required to be made by any broker through which Parent intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by Parent), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including the Company’s independent registered public accountants. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without -10-

limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. 6. Indemnification. (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless Parent, the officers, directors, agents, general partners, managing members, managers, Affiliates and employees, each Person who controls Parent (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, general partners, managing members, managers, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable and documented attorneys' fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding Parent furnished in writing to the Company by or on behalf of Parent expressly for use therein, or to the extent that such information relates to Parent or Parent’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by Parent or Parent’s Counsel expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, (B) Parent’s failure to deliver or cause to be delivered the Prospectus or any amendment or supplement thereto made available by the Company, or (C) in the case of an occurrence of an event of the type specified in Sections 4(c)(ii)-(vi), related to the use by Parent of an outdated or defective Prospectus after the Company has notified Parent that the Prospectus is outdated or defective and prior to the receipt by Parent of the Advice contemplated and defined in Section 7(e) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by Parent. The Company shall notify Parent promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. (b) Indemnification by Parent. Parent shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Company, its directors, officers, agents and -11-

employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, in each case to the extent and only to the extent, that such Losses arise solely out of or are based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Parent furnished in writing to the Company by or on behalf of Parent expressly for use therein. In no event shall the liability of Parent hereunder (together with any liability under Section 6(d)) be greater in amount than the dollar amount of the net proceeds received by Parent upon the sale of the Registrable Securities giving rise to such indemnification obligation. (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of one (1) counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable and documented fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such written notice within a reasonable time of commencement of any such Proceeding shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party in its ability to defend such Proceeding. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding, does not involve a finding or -12-

admission of wrongdoing by the Indemnified Party or any of its affiliates, does not impose equitable remedies or obligations on the Indemnified Party or any or its affiliates other than solely the payment of money damages for which the Indemnifying Party will pay. Subject to the terms of this Agreement, all documented fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6(c)) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days after written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by Parent pursuant to Section 7(j). (d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 6(a) and 6(b) was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), Parent shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by Parent from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that Parent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. -13-

The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement. 7. Miscellaneous. (a) Remedies. In the event of a breach by the Company or by Parent of any of their obligations under this Agreement, the Company or Parent, as the case may be, in addition to being entitled to seek to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to seek specific performance of its rights under this Agreement. The Company and Parent agree that monetary damages may not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement. (b) Rule 144 Requirements. With a view of making available to the Parent the benefits of Rule 144 that may at any time permit Parent to sell securities of the Company to the public without registration, the Company shall make and maintain public information available, as those terms are understood and defined in Rule 144, and shall timely file with the Commission all reports and information required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and as the Commission may require. The Company shall furnish to Parent promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144 (or any successor exemptive rule), the Securities Act and the Exchange Act (at any time that it is subject to such reporting requirements); a copy of its most recent annual or quarterly report; and such other reports and documents as Parent may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration. (c) Obligations of Parent in a Registration. Parent agrees to timely furnish in writing such information regarding it, the securities sought to be registered and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably be required to effect the registration of such Registrable Securities (the “Requested Information”). (d) Compliance. Parent covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement. (e) Discontinued Disposition. Parent agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 4(c)(ii)-(vi), Parent will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. -14-

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Parent. (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement. (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder (except by merger or in connection with another entity acquiring all or substantially all of such party’s assets) without the prior written consent of the other party. Parent may assign its rights hereunder as set forth in Section 7(i). (i) Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by Parent to any transferee of all or any portion of such Parent’s Registrable Securities if: (i) Parent agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. (j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof. (k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with Section 9.07 of the Purchase Agreement. (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law. -15-

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. (n) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof. (o) Effectiveness; Termination. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than as set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. [SIGNATURES ON FOLLOWING PAGE] -16-

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized officers, effective as of the date first set forth on the first page hereof. COMPANY: FEDNAT HOLDING COMPANY, a Florida corporation By: /s/ Michael Braun Name: Michael Braun Title: Chief Executive Officer PARENT: 1347 PROPERTY INSURANCE HOLDINGS, INC., a Delaware corporation By: /s/ John S. Hill Name: John S. Hill Title: V-P, CFO & Secretary [End of Agreement.] SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT